UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2005

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2005 the Board of Directors of Financial Institutions, Inc. (the "Company") approved the compensation to be paid in 2006 to the Company’s non-management directors. In addition, compensation to be paid in 2006 to the non-management directors of the Company’s wholly owned subsidiary bank, Five Star Bank (the "Bank") was approved. The non-management directors of the Company are all also currently non-management directors of the Bank. A summary of that compensation is as follows:

Company:

Annual Retainer:
Chairman of the Board $40,000
Chairman of the Audit Committee $15,000
Other Board Members $10,000

Board Fee Per Meeting:
Chairman of the Board $ 3,000
Other Board Members $ 1,200

Board Committee Fee Per Meeting:
Chairman of the Committee $ 1,550
Other Committee Members $ 750

Bank:

Annual Retainer:
Chairman of the Board $30,000
Chairman of the Audit Committee $5,000
Other Board Members $5,000

Board Fee Per Meeting:
Chairman of the Board $0
Other Board Members $0

Board Committee Fee Per Meeting:
Chairman of the Committee $0
Other Committee Members $0

The Company and Bank will pay 50% of the annual retainers at the Company’s annual organizational meeting and 50% six months thereafter. The first 50% of the annual retainers will be paid with the issuance of shares of the Company’s common stock equal to the number of shares represented by the value of 50% of the annual retainers divided by the Company’s closing market price on the date of the annual organizational meeting. The second 50% of the annual retainer will be paid in cash. Each director may elect to receive the first 50% of the annual retainer in cash instead of the Company’s common stock.

In addition, non-management directors will be granted nonqualified stock options under the Company’s 1999 Directors Stock Incentive Plan at the 2006 Company annual organizational meeting. Grants will be for 1,000 shares to each Company director and 1,000 shares to each Bank director. The exercise price of the grants will be the fair market value of the common stock at the time the option is granted. Each option will vest over a three-year period with 33 1/3% vesting each year on the anniversary date of the grant. Each option will have an expiration date ten years from the date of the grant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

December 28, 2005	By:	Ronald A Miller

Name: Ronald A Miller
Title: Executive Vice President and CFO